Exhibit 10.5

Supplement No. 5 to Notes Collateral Agreement

SUPPLEMENT NO. 5 (this “Supplement”) dated as of May 21, 2018, to the Collateral Agreement, dated as of December 16, 2014 (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among WESTMORELAND COAL COMPANY, a Delaware corporation (the “Company”), each other subsidiary of the Company from time to time party thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors and the Company are referred to collectively herein as the “Grantors”) and U.S. BANK NATIONAL ASSOCIATION, as Notes collateral agent (together with any successor collateral agent, the “Notes Collateral Agent”).

Reference is made to the Indenture dated as of December 16, 2014 (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, the Subsidiary Guarantors and U.S. Bank National Association, as Trustee and Notes Collateral Agent.

Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Indenture and the Collateral Agreement referred to therein.

Section 4.16 of the Indenture and Section 7.14 of the Collateral Agreement provide that additional Subsidiaries of the Company may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiaries (the “New Subsidiaries” and each a “New Subsidiary”) are each executing this Supplement in accordance with the requirements of the Indenture to become a Grantor under the Collateral Agreement.

Accordingly, the Notes Collateral Agent and the New Subsidiaries agree as follows:

In accordance with Section 7.14 of the Collateral Agreement, each New Subsidiary by its signature below becomes a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Grantor, and such New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date). In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Notes Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Notes Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all such New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of such New Subsidiary. Each reference to a “Grantor” in the Collateral Agreement shall be deemed to include the New Subsidiaries. The Collateral Agreement is hereby incorporated in this Agreement by reference.

Each New Subsidiary represents and warrants to the Notes Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally any by principles of equity.

This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Notes Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Subsidiary and the Notes Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

Each New Subsidiary hereby represents and warrants that set forth under its signature hereto is, as of the date hereof, (i) the true and correct legal name of such New Subsidiary, (ii) its jurisdiction of formation, (iii) its Federal Taxpayer Identification Number or its organizational identification number (if any) and (iv) the location of its chief executive office. Each New Subsidiary hereby further represents and warrants that, as of the date hereof, Schedule I hereto accurately sets forth all information which would have been required pursuant to the Schedules to the Collateral Agreement had such New Subsidiary been a Grantor on the date of the execution and delivery of the Collateral Agreement (it being understood and agreed, however, that the information so furnished by such New Subsidiary is accurate as of the date of this Supplement rather than the date of the Collateral Agreement).

Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof and in the Collateral Agreement; the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

The New Subsidiaries agree to reimburse the Notes Collateral Agent for its reasonable out-of pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Notes Collateral Agent.

The New Subsidiaries and the Collateral Agent have duly executed this Supplement No. 5 to the Notes Collateral Agreement as of the day and year first above written.

SAN JUAN COAL COMPANY

By:	/s/ Samuel N. Hagreen
Name:	Samuel N. Hagreen
Title:	Secretary

Legal Name: San Juan Coal Company
Jurisdiction of Formation: Delaware

SAN JUAN TRANSPORTATION COMPANY

By:	/s/ Samuel N. Hagreen
Name:	Samuel N. Hagreen
Title:	Secretary

Legal Name: San Juan Transportation Company
Jurisdiction of Formation: Delaware

WESTMORELAND SAN JUAN, LLC

By:	/s/ Samuel N. Hagreen
Name:	Samuel N. Hagreen
Title:	Secretary

Legal Name: Westmoreland San Juan, LLC
Jurisdiction of Formation: Delaware

WESTMORELAND SAN JUAN HOLDINGS, INC.

By:	/s/ Samuel N. Hagreen
Name:	Samuel N. Hagreen
Title:	Secretary

Legal Name: Westmoreland San Juan Holdings, Inc.
Jurisdiction of Formation: Delaware

[Signature Page to Supplement No. 5 to Notes Collateral Agreement]

WESTMORELAND POWER, INC.

By:	/s/ Samuel N. Hagreen
Name:	Samuel N. Hagreen
Title:	Secretary

Legal Name: Westmoreland Power, Inc.
Jurisdiction of Formation: Delaware

WESTMORELAND CANADA LLC

By:	/s/ Samuel N. Hagreen
Name:	Samuel N. Hagreen
Title:	Secretary

Legal Name: Westmoreland Canada LLC
Jurisdiction of Formation: Delaware

WESTMORELAND ENERGY SERVICES, INC.

By:	/s/ Samuel N. Hagreen
Name:	Samuel N. Hagreen
Title:	Secretary

Legal Name: Westmoreland Energy Services, Inc.
Jurisdiction of Formation: Delaware

BASIN RESOURCES, INC.

By:	/s/ Samuel N. Hagreen
Name:	Samuel N. Hagreen
Title:	Secretary

Legal Name: Basin Resources, Inc.
Jurisdiction of Formation: Colorado

[Signature Page to Supplement No. 5 to Notes Collateral Agreement]

WESTMORELAND CANADIAN INVESTMENTS L.P.

By: Westmoreland Canada LLC, in its capacity as general partner of WESTMORELAND CANADIAN INVESTMENTS L.P. / WESTMORELAND INVESTISSEMENTS CANADIENS S.E.C.

By:	/s/ Jennifer S. Grafton
Name:	Jennifer S. Grafton
Title:	Vice President and Secretary

Legal Name: Westmoreland Canadian Investments L.P.
Jurisdiction of Formation: Quebec

ABSALOKA COAL, LLC

By:	/s/ Samuel N. Hagreen
Name:	Samuel N. Hagreen
Title:	Secretary

Legal Name: Absaloka Coal, LLC
Jurisdiction of Formation: Delaware

U.S. BANK NATIONAL ASSOCIATION, as Notes Collateral Agent

By:	/s/ Brian Jensen
Name:	Brian Jensen
Title:	Vice President

[Signature Page to Supplement No. 5 to Notes Collateral Agreement]

Schedule I

to Supplement No. 5

to the Notes

Collateral Agreement

Supplement to Schedule 3.03 to Notes Collateral Agreement

PLEDGED SECURITIES

Pledged Stock

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)
Westmoreland Coal Company	Westmoreland San Juan Holdings, Inc.; Delaware; corporation	Common	100	100	100%	Uncertificated
Westmoreland San Juan Holdings, Inc.	Westmoreland San Juan, LLC; Delaware; limited liability company	Membership Units	N/A	N/A	100%	Uncertificated
Westmoreland San Juan, LLC	San Juan Coal Company; Delaware; corporation	Common	250	250	100%	4
Westmoreland San Juan, LLC	San Juan Transportation Company; Delaware; corporation	Common	200	200	100%	3
Westmoreland Energy Services New York, Inc.	Basin Resources, Inc.; Delaware; corporation	Common	100	100	100%	1
Westmoreland Coal Company	Westmoreland Canada, LLC; Delaware; limited liability company	Sole Member	N/A	N/A	100%	Uncertificated
Westmoreland Coal Company	Westmoreland Power, Inc.; Delaware; corporation	Common	1,000	1,000	100%	1
Westmoreland Coal Company	Westmoreland Energy Services, Inc.; Delaware; corporation	Common	100	100	100%	1
WRI Partners, Inc.	Absaloka Coal, LLC	Sole Member	N/A	N/A	100%	Uncertificated

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Supplement to Schedule 4.02(b) to Notes Collateral Agreement

GRANTOR LEGAL NAME

COMPANY NAME	F/K/A	DATE OF NAME CHANGE	TRADE NAMES
Westmoreland San Juan Holdings, Inc.	WLB Escrow Corporation	January 26, 2016	None
Westmoreland San Juan, LLC	N/A	N/A	None
San Juan Coal Company	N/A	N/A	None
San Juan Transportation Company	N/A	N/A	None
Basin Resources, Inc.	N/A	N/A	None
Westmoreland Canada LLC	N/A	N/A	None
Westmoreland Power, Inc.	N/A	N/A	None
Westmoreland Energy Services, Inc.	N/A	N/A	None
Westmoreland Canadian Investments, LP	N/A	N/A	None
Absaloka Coal, LLC	N/A	N/A	None

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Supplement to Schedule 4.02(d) to Notes Agreement

GRANTOR ORGANIZATIONAL INFORMATION

COMPANY NAME	JURISDICTION	TYPE	ORG ID	OFFICE ADDRESS	TAX PAYER ID
Westmoreland San Juan Holdings, Inc.	Delaware	Corporation	5857903	300 Road 6800 Training Center A Waterflow, NM 87421	47-5409429

Westmoreland San Juan, LLC	Delaware	Limited Liability Company	5948312	300 Road 6800 Training Center A Waterflow, NM 87421	36-4827091

San Juan Coal Company	Delaware	Corporation	0867351	300 Road 6800 Training Center A Waterflow, NM 87421	94-2557286

San Juan Transportation Company	Delaware	Corporation	0928266	300 Road 6800 Training Center A Waterflow, NM 87421	94-2785883

Westmoreland Power, Inc.	Delaware	Corporation	3357469	9540 South Maroon Circle, Suite 300, Englewood, CO 80112	84-1589965

Westmoreland Energy Services, Inc.	Delaware	Corporation	5371511	9540 South Maroon Circle, Suite 300, Englewood, CO 80112	46-3426792

Westmoreland Canada LLC	Delaware	Limited Liability Company	5509777	9540 South Maroon Circle, Suite 300, Englewood, CO 80112	46-5345545

Basin Resources, Inc.	Colorado	Corporation	19871331143	9540 South Maroon Circle, Suite 300, Englewood, CO 80112	74-1959458

Absaloka Coal, LLC	Delaware	Limited Liability Company	4554164	100 Sarpy Creek Road, Hardin, MT 59034	26-2703770

Westmoreland Canadian Investments, LP	Quebec	Limited Partnership	3369975407	1100, 10123 99 Street Edmonton, Alberta Canada, T5J 3H1	98-1169129

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